UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2022

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 9, 2022, Hall of Fame Resort & Entertainment Company (the “Company”) announced the appointment of Benjamin J. Lee as the Chief Financial Officer of the Company, effective March 21, 2022 (the “Effective Date”). Mr. Lee will succeed Jason Krom, who the Company previously announced resigned from the office of chief financial officer of the Company to pursue other interests effective January 3, 2022.

Mr. Lee, age 45, has served as Chief Financial Officer of Capital Markets and Debt Products at The PNC Financial Services Group, Inc. (“PNC”), since November 2017. In such capacity, he led a team of finance professionals supporting the capital markets and investment banking businesses, multiple broker-dealer entities, and the financial institutions group segment. Prior to that, Mr. Lee served as Senior Vice President - Internal Audit Director at PNC, from November 2014 to November 2017. Mr. Lee served as Managing Director, Controller – Global Markets/Treasury at The Bank of New York Mellon, from 2012 to 2014. Mr. Lee holds a B.B.A. in Finance from Clarion University of Pennsylvania and an M.B.A. from the Joseph M. Katz School of Business at the University of Pittsburgh.

Lee Employment Agreement

On February 14, 2022, the Company and its subsidiary HOF Village Newco, LLC entered into an employment agreement with Mr. Lee (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Lee serves as the Chief Financial Officer of the Company. The employment agreement terminates on the third anniversary of the Effective Date, unless earlier terminated; however, the term will automatically renew for successive 12-month periods unless either party provides 90 days’ written notice of non-renewal. Under the terms of the Employment Agreement, Mr. Lee will receive an annual base salary of $350,000, subject to periodic review and increase. Additionally, Mr. Lee is eligible to receive an annual bonus targeted at 40% of his annual base salary based on the Company’s achievement of commercially-reasonable key performance indicators determined by the Company. Mr. Lee’s annual bonus for calendar year 2022 will be pro-rated. The Employment Agreement also provides Mr. Lee, subject to the approval of the Company’s board of directors, will receive a grant of restricted stock units for a number of shares of Common Stock of the Company equal to $600,000 divided by the average closing price of the Company’s common stock for the five trading days preceding, but not including, the Effective Date. The restricted stock unit award vests over a three-year period, with one-third of the grant vesting each year, subject to Mr. Lee’s continuous service with the Company or its subsidiaries or affiliates from the grant date through the applicable annual vesting date.

The Employment Agreement provides for payment of severance benefits in the event that Mr. Lee is terminated by the Company without cause or by the employee with good reason. In the event that Mr. Lee is terminated for any reason, he will receive a lump-sum payment equal to the amount of earned and unpaid base salary through the termination date and any unreimbursed business and entertainment expenses that are reimbursable through the termination date. In the event of termination by the Company without cause or by Mr. Lee for good reason, contingent upon Mr. Lee signing a release, he is entitled to receive salary continuation payments of his then-current annual base salary for 12 months after the termination date.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

There are no other arrangements or understandings between Mr. Lee and any other persons pursuant to which Mr. Lee was appointed as Chief Financial Officer of the Company. There are no family relationships between Mr. Lee and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Interim Principal Financial Officer

On March 9, 2022, John Van Buiten, Vice President of Accounting / Corporate Controller, was assigned the role of interim principal financial officer until the Effective Date. Mr. Van Buiten had previously been assigned the role of interim principal accounting officer until the Effective Date.

Mr. Van Buiten, age 35, began work with the Company January 3, 2022. Prior to joining the Company, Mr. Van Buiten served as Senior Director of Accounting and Financial Reporting of Financial Consulting Strategies, LLC, from 2010 to 2021. While employed at Financial Consulting Strategies, LLC, Mr. Van Buiten served as chief financial officer of Enveric Biosciences, Inc. from the time of its initial public transaction until to May 2021. Mr. Van Buiten received a Bachelor of Science degree in public accounting from Calvin University and is a Certified Public Accountant.

There are no related party transactions between Mr. Van Buiten and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Van Buiten and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Employment Agreement, dated February14, 2022, by and between Benjamin Lee, HOF Village Newco, LLC and Hall of Fame Resort & Entertainment Company
99.1	Press Release dated March 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: March 10, 2022

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